UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010 (September 20, 2010)

Kaman Corporation

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

		Page
Item 1.01	Entry into a Material Definitive Agreement	1
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	4
Item 8.01	Other Events	4
Item 9.01	Financial Statements and Exhibits	4
Signatures		4
Exhibit Index
Exh. 10.1	Amended and Restated Revolving Credit Agreement dated as of September 20, 2010 among Kaman Corporation and certain subsidiaries, as Borrowers, Bank of America, N.A., as Administrative Agent and Collateral Agent, RBS Citizens, N.A. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and Banc of America Securities LLC, RBS Citizens, N.A. and J.P. Morgan Securities LLC as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.
Exh. 10.2	Second Amended and Restated Term Loan Credit Agreement dated as of September 20, 2010 among Kaman Corporation as Borrower, Bank of America, N.A. as the Administrative Agent and Collateral Agent, RBS Citizens, N.A. as the Syndication Agent, Banc of America Securities LLC and RBS Citizens, N.A. as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.
Exh. 10.3	Amended and Restated Security Agreement dated as of September 20, 2010 among Kaman Corporation, Bank of America, N.A., as Collateral Agent and certain domestic subsidiary guarantors signatory thereto.
Exh. 10.4	Amended and Restated Intercreditor Agreement dated as of September 20, 2010 among Bank of America, N.A., as Revolving Loan Administrative Agent, Bank of America, N.A., as Term Loan Administrative Agent, and Bank of America, N.A., as Collateral Agent, and acknowledged and agreed to by Kaman Corporation and certain subsidiaries of the Corporation signatory thereto.
Exh. 99.1	Press release issued by Kaman Corporation dated September 20, 2010.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Revolving Credit Agreement

On September 20, 2010, Kaman Corporation (the “Corporation”), as borrower, entered into an Amended and Restated Revolving Credit Agreement (the “Revolving Credit Agreement”) with Bank of America, N.A. (“Bank of America”), as Administrative Agent and Collateral Agent, RBS Citizens, N.A. (“RBS Citizens”) and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) as Co-Syndication Agents, and Banc of America Securities LLC (“Banc of America Securities”), RBS Citizens and J.P. Morgan Securities LLC (“J.P. Morgan Securities”) as Co-Lead Arrangers and Book Managers, and various lenders signatory thereto (such lenders collectively, the “Revolving Loan Lenders”). The Revolving Credit Agreement replaces the Corporation’s existing Revolving Credit Agreement dated as of September 17, 2009, as amended through the closing date of the Revolving Credit Agreement (the “Replaced Credit Agreement”).

Under the terms of the Revolving Credit Agreement, the Revolving Loan Lenders are providing a $275,000,000 revolving credit facility to the Corporation, under which the Revolving Loan Lenders may make revolving loans and issue Letters of Credit to or for the benefit of the Corporation and its subsidiaries. In addition, ten domestic subsidiaries of the Corporation (the “Guarantors”) have acted as unconditional guarantors of the Corporation’s payment and other obligations under the Revolving Credit Agreement. The Revolving Credit Agreement has a term of four (4) years.

The terms of the Revolving Credit Agreement include the following:

1) Revolving Credit: an aggregate $275 million four-year revolving credit facility, which includes sublimits for the issuance of standby letters of credit, swingline loans and multicurrency borrowings in certain specified foreign currencies.

2) Fees and Interest Rates. Facility fees and interest rates are determined on the basis of a base rate and an applicable margin based upon the Corporation’s Consolidated Senior Secured Leverage Ratio (as defined in the Revolving Credit Agreement).

3) Accordion Feature: Provisions permitting the Corporation from time to time to increase the aggregate amount of the credit facility by up to $75 million with additional commitments from the Revolving Loan Lenders, as they may agree, or new commitments from financial institutions acceptable to the Administrative Agent and the Corporation in their reasonable discretion.

4) Prepayment: Provisions permitting the Corporation to prepay borrowings in whole or in part at any time without premium or penalty, subject to reimbursement of certain costs of the Revolving Loan Lenders, and permitting the Corporation to cancel, in whole or in part, the unutilized portion of the commitments under the Revolving Credit Agreement in excess of the outstanding Loans, the stated amount of all outstanding letters of credit and all unreimbursed amounts drawn under any letters of credit.

5) Corporation Covenants: Provisions containing covenants required of the Corporation and its subsidiaries, including various affirmative and negative financial and operational covenants.

The above summary of the Revolving Credit Agreement is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, a complete copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference in response to this Item 1.01.

Second Amended and Restated Term Loan Credit Agreement

On September 20, 2010, the Corporation, as borrower, entered into a Second Amended and Restated Term Loan Credit Agreement (the “Term Loan Credit Agreement”) with Bank of America as the Administrative Agent and Collateral Agent, RBS Citizens as the Syndication Agent, Banc of America Securities and RBS Citizens as Co-Lead Arrangers and Book Managers, and various lenders signatory thereto (such lenders collectively, the “Term Loan Lenders”). The Term Loan Credit Agreement (which was originally entered into on October 29, 2008 and was amended and restated on September 17, 2009) is in addition to the Company’s new Revolving Credit Agreement, discussed above.

The terms of the Term Loan Credit Agreement include the following:

1) Term Loan: A $42.5 million facility with a term expiring on September 20, 2014, including quarterly payments of principal (which commence on September 30, 2010) at the rate of $1,250,000 with $22,500,000 payable in the final quarter.

2) Interest Rates. Interest rates are determined on the basis of a base rate and an applicable margin based on the Corporation’s most recent Consolidated Senior Secured Leverage Ratio (as defined in the Term Loan Credit Agreement).

3) Increase Option: Provisions permitting the Corporation from time to time to incur, on no more than two occasions, up to $50 million in aggregate amount of additional term loans with additional commitments from the Term Loan Lenders, as they may agree, or new commitments from financial institutions acceptable to the Administrative Agent and the Corporation in their reasonable discretion, and otherwise on terms satisfactory to the Term Loan Lenders.

4) Prepayment: Provisions permitting the Corporation to prepay borrowings in whole or in part at any time without premium or penalty, subject to reimbursement of certain Term Loan Lender costs, and otherwise on substantially the same terms as the Revolving Credit Agreement.

5) Company Covenants: Provisions containing covenants required of the Corporation and its subsidiaries including various affirmative and negative financial and operational covenants, which are the same as those in place under the Revolving Credit Agreement.

The above summary of the Term Loan Credit Agreement is qualified in its entirety by reference to the full text of the Term Loan Credit Agreement, a complete copy of which is attached hereto as Exhibit 10.2 and is hereby incorporated by reference in response to this Item 1.01.

Amended and Restated Security Agreement

On September 20, 2010, the Corporation and the Guarantors entered into an Amended and Restated Security Agreement (the “Security Agreement”) with Bank of America, as Collateral Agent, to secure the performance of all payment and other obligations of the Corporation and the Guarantors under each of the Revolving Credit Agreement and the Term Loan Credit Agreement, and the other loan documents entered into pursuant to each such Credit Agreement.

Under the terms of the Security Agreement, the Corporation and each of the Guarantors have granted to the Collateral Agent, for the benefit of the Secured Parties as defined in each Credit Agreement, a lien upon and first priority security interest in (and pledge and assignment of), substantially all of the assets and property of the Corporation and each of the Guarantors, now owned or hereafter acquired, wherever located, other than real property (collectively, the “Collateral”), subject to certain specific limitations.

The Collateral also includes: (i) all equity interests held by the Corporation and each Guarantor in their respective domestic subsidiaries; (ii) 66 % of the equity interests held by the Corporation and each Guarantor in their respective first tier foreign subsidiaries, and (iii) all patents, patent rights and trademarks, service marks and trademark and service mark rights and copyrights owned by the Corporation and the Guarantors, but excludes certain equipment for sale acquired by the Corporation pursuant to the Corporation’s Settlement Deed with the Commonwealth of Australia, dated March 12, 2008, as amended.

The Security Agreement shall terminate upon satisfaction in full of all payment and other obligations (excluding any obligation with respect to certain cash management agreements, secured hedge agreements or secured lines) under the Revolving Credit Agreement and the Term Loan Credit Agreement (and other loan documents related thereto).

The above summary of the Security Agreement is qualified in its entirety by reference to the full text of the Security Agreement, a complete copy of which is attached hereto as Exhibit 10.3 and is hereby incorporated by reference in response to this Item 1.01.

Amended and Restated Intercreditor Agreement

On September 20, 2010, Bank of America, as Administrative Agent under the Revolving Credit Agreement, as Administrator under the Term Loan Credit Agreement and as Collateral Agent, entered into an intercreditor agreement (the “Intercreditor Agreement”), acknowledged by the Corporation and each of the Guarantors, pursuant to which the Revolving Loan Lenders, the Term Loan Lenders and the Collateral Agent have agreed to certain priorities for the payment of the obligations under the Revolving Credit Agreement and the Term Loan Credit Agreement under certain circumstances.

The above summary of the Intercreditor Agreement is qualified in its entirety by reference to the full text of the Intercreditor Agreement, a complete copy of which is attached hereto as Exhibit 10.4 and is hereby incorporated by reference in response to this Item 1.01.

The Revolving Credit Agreement, Term Loan Credit Agreement, Security Agreement and Intercreditor Agreement (collectively, the “Agreements”) are provided to give investors information regarding their respective terms. They are not provided to give investors factual information about the Corporation or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Corporation.

The Corporation maintains a variety of relationships with a number of the lenders that are parties to the Revolving Credit Agreement and the Term Loan Credit Agreement, including comprehensive banking services that involve the majority of the Corporation’s treasury receipt and disbursement operations, foreign currency borrowing arrangements, letter of credit and foreign exchange needs, as well as master trust and investment advisory services for a portion of the Kaman Corporation Employees’ Pension Plan.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The descriptions of the Revolving Credit Agreement, the Term Loan Credit Agreement, the Security Agreement and the Intercreditor Agreement set forth under Item 1.01 above are hereby incorporated by reference in their entirety in response to this Item 2.03.

Item 8.01	Other Events

On September 20, 2010, the Corporation issued a press release announcing the entry into the Revolving Credit Agreement, the Term Loan Credit Agreement and related loan documents A copy of the Corporation’s September 20, 2010 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1	Amended and Restated Revolving Credit Agreement dated as of September 20, 2010 among Kaman Corporation and certain subsidiaries, as Borrowers, Bank of America, N.A., as Administrative Agent and Collateral Agent, RBS Citizens, N.A. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and Banc of America Securities LLC, RBS Citizens, N.A. and J.P. Morgan Securities LLC as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.

Exhibit 10.2	Second Amended and Restated Term Loan Credit Agreement dated as of September 20, 2010 among Kaman Corporation as Borrower, Bank of America, N.A. as the Administrative Agent and Collateral Agent, RBS Citizens, N.A. as the Syndication Agent, Banc of America Securities LLC and RBS Citizens, N.A. as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.

Exhibit 10.3	Amended and Restated Security Agreement dated as of September 20, 2010 among Kaman Corporation, Bank of America, N.A., as Collateral Agent and certain domestic subsidiary guarantors signatory thereto.

Exhibit 10.4	Amended and Restated Intercreditor Agreement dated as of September 20, 2010 among Bank of America, N.A., as Revolving Loan Administrative Agent, Bank of America, N.A., as Term Loan Administrative Agent, and Bank of America, N.A., as Collateral Agent, and acknowledged and agreed to by Kaman Corporation and certain subsidiaries of the Corporation signatory thereto.

Exhibit 99.1	Press Release issued by Kaman Corporation, dated September 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2010

Kaman Corporation

/S/ WILLIAM C. DENNINGER
William C. Denninger,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Revolving Credit Agreement dated as of September 20, 2010 among Kaman Corporation, and certain subsidiaries, as Borrower, Bank of America, N.A., as Administrative Agent and Collateral Agent, RBS Citizens, N.A. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and Banc of America Securities LLC, RBS Citizens, N.A. and J.P. Morgan Securities LLC as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.

10.2	Second Amended and Restated Term Loan Credit Agreement dated as of September 20, 2010 among Kaman Corporation, as Borrower, Bank of America, N.A. as the Administrative Agent and Collateral Agent, RBS Citizens, N.A. as the Syndication Agent, Banc of America Securities LLC and RBS Citizens, N.A. as Co-Lead Arrangers and Book Managers, and various Lenders signatory thereto.

10.3	Amended and Restated Security Agreement dated as of September 20, 2010 among Kaman Corporation, Bank of America, N.A., as Collateral Agent and certain domestic subsidiary guarantors signatory thereto.

10.4	Amended and Restated Intercreditor Agreement dated as of September 20, 2010 among Bank of America, N.A., as Revolving Loan Administrative Agent, Bank of America, N.A., as Term Loan Administrative Agent, and Bank of America, N.A., as Collateral Agent, and acknowledged and agreed to by Kaman Corporation and certain subsidiaries of the Corporation signatory thereto.

99.1	Press Release issued by Kaman Corporation, dated September 20, 2010.